UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2012

LeMaitre Vascular, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33092	04-2825458
(Commission File Number)	(IRS Employer Identification No.)

63 Second Avenue
Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

(781) 221-2266

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of LeMaitre Vascular, Inc. (the “Company”), held on June 14, 2012, the stockholders of the Company approved an amendment (the “Charter Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of common stock from 100,000,000 to 37,000,000 shares and of undesignated preferred stock from 5,000,000 to 3,000,000 shares, as described in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2012 (the “Proxy Statement”). The Charter Amendment was previously approved by the Company’s Board of Directors on April 12, 2012, subject to approval by the Company’s stockholders. This description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment attached hereto as Exhibit 3.3 and incorporated herein by reference. The Charter Amendment was filed with the Secretary of State of the State of Delaware on June 14, 2012.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 14, 2012, the Company held its Annual Meeting. A total of 15,219,922 shares of the Company’s common stock were entitled to vote as of April 16, 2012, the record date for the Annual Meeting, of which 13,484,306 were present in person or by proxy at the Annual Meeting.

Matters voted upon by the stockholders at the Annual Meeting were: (i) the election of three individuals to serve as Class III directors, each to serve for a term of three years or until his or her successor has been duly elected and qualified, (ii) the approval of the Charter Amendment, as more fully described in Item 5.03 above and (iii) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Set forth below is information concerning each matter submitted to a vote at the Annual Meeting.

Proposal No. 1

The stockholders elected the three nominees listed below as Class III directors for a term of three years expiring upon the 2015 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Cornelia W. LeMaitre	10,997,445	493,913	1,992,948
Lawrence J. Jasinski	11,398,488	92,870	1,992,948
John J. O’Connor	11,398,738	92,620	1,992,948

Proposal No. 2

The stockholders approved the Charter Amendment, which amended the Company’s Second Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of common stock from 100,000,000 to 37,000,000 shares and of undesignated preferred stock from 5,000,000 to 3,000,000 shares.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Charter Amendment	11,477,632	1,200	12,526	1,992,948

Proposal No. 3

The stockholders ratified the appointment of Ernst & Young LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Ratification of appointment of Ernst & Young LLP	13,482,720	1,586	0	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.3	Amendment to Second Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMAITRE VASCULAR, INC.

Dated: June 15, 2012	By:	/s/ Brian J. Kickham
		Name:	Brian J. Kickham
		Title:	Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.3	Amendment to Second Amended and Restated Certificate of Incorporation.